Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 50% Portfolio
September 30, 2022
VF50-NPRT3-1122
1.837320.116
Equity Funds - 56.1%
	Shares	Value ($)
Fidelity Canada Fund (a)	422,390	23,484,882
Fidelity Commodity Strategy Fund (a)	4,447,090	28,372,434
Fidelity Contrafund (a)	1,135,270	14,520,105
Fidelity Emerging Markets Discovery Fund (a)	3,067,555	38,804,571
Fidelity Emerging Markets Fund (a)	6,833,083	198,501,061
Fidelity Equity-Income Fund (a)	821,718	48,218,410
Fidelity Global Commodity Stock Fund (a)	4,729,261	81,579,747
Fidelity Hedged Equity Fund (a)	1,246,186	11,614,455
Fidelity International Capital Appreciation Fund (a)	2,189,020	40,431,198
Fidelity International Discovery Fund (a)	1,479,420	52,046,012
Fidelity International Enhanced Index Fund (a)	6,580,254	53,826,477
Fidelity International Small Cap Fund (a)	944,734	21,766,677
Fidelity International Small Cap Opportunities Fund (a)	1,897,006	31,281,636
Fidelity International Value Fund (a)	4,558,736	32,412,610
Fidelity Japan Smaller Companies Fund (a)	2,802,780	34,053,781
Fidelity Large Cap Value Enhanced Index Fund (a)	1,897,838	25,336,139
Fidelity Low-Priced Stock Fund (a)	1,636,674	67,643,741
Fidelity Overseas Fund (a)	4,585,851	201,685,748
Fidelity Real Estate Investment Portfolio (a)	820,819	30,797,129
Fidelity U.S. Low Volatility Equity Fund (a)	9,315,976	87,383,854
Fidelity Value Discovery Fund (a)	932,687	29,211,746
VIP Stock Selector All Cap Portfolio Investor Class (a)	176,640,424	1,351,299,240
TOTAL EQUITY FUNDS (Cost $2,914,597,276)		2,504,271,653

Fixed-Income Funds - 39.7%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	15,020,862	133,685,671
Fidelity High Income Fund (a)	4,968,375	35,325,147
Fidelity Inflation-Protected Bond Index Fund (a)	9,455,641	91,057,821
Fidelity Long-Term Treasury Bond Index Fund (a)	6,110,623	63,244,947
Fidelity New Markets Income Fund (a)	952,801	10,223,553
Fidelity Total Bond Fund (a)	78,024,099	720,942,671
VIP Investment Grade Bond II Portfolio - Investor Class (a)	76,910,958	715,271,908
TOTAL FIXED-INCOME FUNDS (Cost $1,902,670,808)		1,769,751,718

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (b)	90,510,165	90,528,267
Fidelity Investments Money Market Government Portfolio Institutional Class 2.78% (a)(c)	74,868,009	74,868,009
TOTAL MONEY MARKET FUNDS (Cost $165,396,276)		165,396,276

U.S. Treasury Obligations - 0.3%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 2.41% to 3.29% 10/13/22 to 12/29/22 (e) (Cost $14,882,733)	14,960,000	14,885,131

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $4,997,547,093)	4,454,304,778
NET OTHER ASSETS (LIABILITIES) - 0.2%	10,490,071
NET ASSETS - 100.0%	4,464,794,849

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	357	Dec 2022	15,556,275	(2,106,510)	(2,106,510)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	626	Dec 2022	67,299,891	(94,956)	(94,956)

TOTAL PURCHASED					(2,201,466)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,339	Dec 2022	241,120,425	32,443,955	32,443,955
ICE E-mini MSCI EAFE Index Contracts (United States)	37	Dec 2022	3,072,110	418,754	418,754

TOTAL SOLD					32,862,709

TOTAL FUTURES CONTRACTS					30,661,243
The notional amount of futures purchased as a percentage of Net Assets is 1.8%
The notional amount of futures sold as a percentage of Net Assets is 5.5%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,336,528.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	240,620,688	431,614,534	581,706,955	786,231	-	-	90,528,267	0.2%
Total	240,620,688	431,614,534	581,706,955	786,231	-	-	90,528,267

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	28,661,393	2,050,084	-	(92,135)	(3,034,292)	23,484,882
Fidelity Commodity Strategy Fund	46,184,585	27,012,565	40,387,458	12,290,556	3,479,187	(7,916,445)	28,372,434
Fidelity Contrafund	26,928,546	611,677	5,018,909	303,000	(38,789)	(7,962,420)	14,520,105
Fidelity Emerging Markets Discovery Fund	28,162,801	20,378,666	2,005,648	-	(142,770)	(7,588,478)	38,804,571
Fidelity Emerging Markets Fund	85,564,823	179,057,735	14,949,323	-	(1,899,769)	(49,272,405)	198,501,061
Fidelity Equity-Income Fund	69,589,597	1,226,644	12,370,520	525,097	740,888	(10,968,199)	48,218,410
Fidelity Floating Rate High Income Fund	206,003,852	6,625,735	67,911,705	5,481,750	(2,878,537)	(8,153,674)	133,685,671
Fidelity Global Commodity Stock Fund	94,953,263	818,444	20,904,325	-	4,494,638	2,217,727	81,579,747
Fidelity Hedged Equity Fund	-	11,950,925	-	-	-	(336,470)	11,614,455
Fidelity High Income Fund	45,407,977	1,629,515	3,630,623	1,383,131	(110,655)	(7,971,067)	35,325,147
Fidelity Inflation-Protected Bond Index Fund	178,483,279	757,560	72,241,236	-	6,265,715	(22,207,497)	91,057,821
Fidelity International Capital Appreciation Fund	69,561,632	2,035,839	7,760,924	-	(1,002,319)	(22,403,030)	40,431,198
Fidelity International Discovery Fund	87,809,314	2,582,329	10,219,912	-	(2,976,103)	(25,149,616)	52,046,012
Fidelity International Enhanced Index Fund	81,199,208	2,575,861	9,510,109	-	(1,374,481)	(19,064,002)	53,826,477
Fidelity International Small Cap Fund	33,991,641	1,080,703	4,116,176	-	(152,494)	(9,036,997)	21,766,677
Fidelity International Small Cap Opportunities Fund	50,047,565	241,550	-	-	-	(19,007,479)	31,281,636
Fidelity International Value Fund	46,904,553	1,524,197	5,664,550	-	(228,606)	(10,122,984)	32,412,610
Fidelity Investments Money Market Government Portfolio Institutional Class 2.78%	-	92,085,542	17,217,533	519,936	-	-	74,868,009
Fidelity Japan Smaller Companies Fund	44,171,817	1	-	-	-	(10,118,037)	34,053,781
Fidelity Large Cap Value Enhanced Index Fund	36,543,576	340,742	6,129,142	-	212,673	(5,631,710)	25,336,139
Fidelity Long-Term Treasury Bond Index Fund	159,226,200	11,973,056	69,505,587	1,946,990	(22,258,849)	(16,189,873)	63,244,947
Fidelity Low-Priced Stock Fund	97,738,692	6,129,697	15,600,905	5,254,430	9,456	(20,633,199)	67,643,741
Fidelity New Markets Income Fund	14,413,594	490,469	1,210,207	408,341	(217,266)	(3,253,037)	10,223,553
Fidelity Overseas Fund	347,123,964	10,081,328	38,804,006	-	(5,048,767)	(111,666,771)	201,685,748
Fidelity Real Estate Investment Portfolio	81,569,943	1,930,623	34,899,947	1,585,711	4,343,593	(22,147,083)	30,797,129
Fidelity Total Bond Fund	-	795,310,625	35,692,241	7,170,661	(618,059)	(38,057,654)	720,942,671
Fidelity U.S. Bond Index Fund	1,620,378,871	164,104,162	1,612,896,908	13,826,520	(91,870,873)	(79,715,252)	-
Fidelity U.S. Low Volatility Equity Fund	115,189,015	18,595,321	21,429,938	3,773,700	(959,743)	(24,010,801)	87,383,854
Fidelity Value Discovery Fund	40,995,515	1,722,868	6,811,107	1,341,512	1,021,331	(7,716,861)	29,211,746
VIP Investment Grade Bond II Portfolio - Investor Class	-	811,839,737	42,330,761	-	(804,634)	(53,432,434)	715,271,908
VIP Stock Selector All Cap Portfolio Investor Class	2,003,817,452	8,387,719	187,431,869	-	(27,407,467)	(446,066,595)	1,351,299,240
	5,711,961,275	2,211,763,228	2,368,701,653	55,811,335	(139,514,835)	(1,066,616,635)	4,348,891,380

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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